[HOME BUILDING BANCORP, INC. LETTERHEAD]






                                                               December 11, 2000


Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Home Building Bancorp, Inc., we cordially invite you to attend the annual meeting of shareholders. The annual meeting will be held at 10:30 a.m. local time, on January 15, 2001 at our main office located at 200 East Van Trees Street, Washington, Indiana. The annual meeting will include management's report to you on our fiscal 2000 financial and operating performance.

         An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

         Your Board of Directors and management are committed to the continued success of Home Building Bancorp, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                        Very truly yours,



                                        /s/ John B. Graham
                                        -------------------
                                        JOHN B. GRAHAM
                                        President and Chief Executive Officer

                           HOME BUILDING BANCORP, INC.
                            200 East Van Trees Street
                            Washington, Indiana 47501
                                 (812) 254-2641


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on January 15, 2001


         Notice is hereby given that the annual meeting of shareholders of Home Building Bancorp, Inc. will be held at our main office located at 200 East Van Trees Street, Washington, Indiana, on January 15, 2001, at 10:30 a.m. local time.

         A proxy card and a proxy statement for the annual meeting are enclosed.

         The annual meeting is for the purpose of considering and voting upon:

         Proposal 1.     The election of two directors of Home Building Bancorp,
                         each for a term of three years;

         Proposal 2.     The approval of Home  Building  Bancorp's  2000 Omnibus
                         Incentive Plan;

         Proposal 3.     The ratification of the appointment of Crowe Chizek and
                         Company LLP as  independent  auditors for Home Building
                         Bancorp for the fiscal year ending  September 30, 2001;
                         and

such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

         Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Shareholders of record at the close of business on November 30, 2000, are the shareholders entitled to vote at the annual meeting, and any adjournments thereof.

         You are requested to complete, sign and date the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the annual meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/  John B. Graham
                                         ----------------------
                                         JOHN B. GRAHAM
                                         President and Chief Executive Officer

Washington, Indiana
December 11, 2000

--------------------------------------------------------------------------------

       IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting.
                 A self-addressed envelope is enclosed for your
              convenience. No postage is required if mailed within
                               the United States.
--------------------------------------------------------------------------------

                           HOME BUILDING BANCORP, INC.
                            200 East Van Trees Street
                            Washington, Indiana 47501
                                 (812) 254-2641
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 15, 2001


         The Board of Directors of Home Building Bancorp, Inc. is using this proxy statement to solicit proxies from the holders of Home Building Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 11, 2000.

         Certain of the information provided herein relates to our wholly owned subsidiary, Home Building Savings Bank, FSB.

Time and Place of the Annual Meeting; Matters to be Considered

         Our annual meeting will be held as follows:

         Date:    January 15, 2001
         Time:    10:30 a.m., local time
         Place:   Office of Home Building Bancorp, Inc.
                  200 East Van Trees Street
                  Washington, Indiana

         At the annual meeting, shareholders are being asked to consider and vote upon the following proposals:

         o the election of two directors of Home Building Bancorp, each for a term of three years;

         o        the approval of Home Building Bancorp's 2000 Omnibus Incentive
                  Plan;

         o the ratification of the appointment of Crowe Chizek and Company LLP as Home Building Bancorp's independent auditors for the fiscal year ending September 30, 2001; and

any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described above.

Proxies and Proxy Solicitation

         If a shareholder properly executes the enclosed proxy, the proxies named will vote the shares of common stock represented by that proxy at the annual meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. Where no specific direction is given, the proxies will vote the shares "FOR" the election of management's director nominees, "FOR" the approval of the 2000 Omnibus Incentive Plan, and "FOR" the ratification of the appointment of Crowe Chizek and Company LLP as Home Building Bancorp's independent auditors for the fiscal year ending September 30, 2001. As to any other matters presented at the annual meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of Home Building Bancorp at the above address, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy.

         Home Building Bancorp will pay the cost of soliciting proxies. Home Building Bancorp is considering retaining Regan & Associates, Inc. to assist in the solicitation of proxies for an approximate fee of $4,500. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Home Building Bancorp common stock.

Voting Rights; Vote Required

         Shareholders of record as of the close of business on November 30, 2000 will be entitled to one vote on each matter presented for a vote at the annual meeting for each share of the common stock of Home Building Bancorp, par value $0.01 per share, held on such date. Such vote may be exercised in person or by a properly executed proxy as discussed above. A majority of the outstanding shares of the common stock present in person or represented by proxy will constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors will be elected by a plurality of the votes cast. All other matters to come before the annual meeting, including the approval of the Omnibus Incentive Plan and the ratification of the appointment of Crowe Chizek and Company LLP as independent auditors for the fiscal year ending September 30, 2001, will be approved if the votes cast favoring each proposal exceed the votes cast opposing that proposal.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect on the voting results. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted. For the proposal to approve the Omnibus Incentive Plan and the proposal to ratify the appointment of Crowe Chizek and Company LLP as independent auditors, abstentions will not be counted as votes cast and therefore will have no effect on the voting results. Likewise, broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will not be counted as votes cast and will have no effect on the outcome of any of the matters presented for a vote at the annual meeting. Brokers who do not receive instructions from their customers will be entitled to vote such customers' shares on the election of directors and the ratification of independent auditors in their discretion. With respect to the approval of the Omnibus Incentive Plan, however, brokers will not have discretionary authority to vote without specific instructions from their customers.

Voting Securities and Principal Holders Thereof

         As of November 30, 2000, we had 296,660 shares of common stock outstanding and entitled to vote at the annual meeting. The following table sets forth, as of November 30, 2000, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of common stock; (ii) each member of the Home Building Bancorp Board of Directors; (iii) each person named in the Summary Compensation table appearing under "Executive Compensation" below and (iv) all directors and executive officers as a group. The addresses of each of the beneficial owners, except where otherwise indicated, is the same address as Home Building Bancorp.


                                                                            Shares
                                                                         Beneficially           Percent of
                             Beneficial Owner                               Owned(1)               Class
----------------------------------------------------------------------------------------------------------------
Home Building Bancorp, Inc. Employee Stock Ownership Plan                     26,807(2)             9.04%
("ESOP")

Bruce A. Beesley                                                              22,836(3)             7.53
1209 Vista Lane
Washington, Indiana 47501

Amos and Lily Wittmer                                                         21,593(4)             7.25
RR#2 Box 456
Montgomery, Indiana  47558

Robert Chambers Limited Partnership                                           20,000(5)             6.74
Robert O. Chambers
24 Edwardsport Road
Washington, Indiana 47501

John B. Graham, President, Chief Executive Officer and Director                8,480                2.86

Gregory L. Haag, Chairman of the Board and Director                           11,034                3.70

C. Darrell Deem, Director                                                      8,094                2.72

Blake L. Chambers, Director                                                    4,594                1.54

James E. Scheid, Director                                                      3,071                1.03

Larry G. Wilson, Director                                                      2,394                0.80

Directors and executive officers as a group (7 persons)                       42,393 (6)           13.93



(1) The shares reported as beneficially owned by each non-employee director include 1,207 shares which each non-employee director has the right to acquire pursuant to stock options that are either currently exercisable or exercisable within 60 days.

(2) The amount reported represents shares of common stock held by the ESOP, 18,073 shares of which have been allocated to accounts of participants as of September 30, 2000. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. For each issue voted upon by the shareholders of Home Building Bancorp, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same manner that the trustee is directed to vote on the issue by a majority of the plan participants who directed the trustee as to the manner of voting the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.
(3) The amount of shares beneficially owned by Mr. Beesley consists of (i) 1,932 shares owned directly by Mr. Beesley over which he has sole voting and dispositive powers; (ii) 11,288 shares held in two revocable trusts with respect to which Mr. Beesley shares voting and dispositive powers with his wife; (iii) 3,176 shares allocated to Mr. Beesley's ESOP account; and (iv) 6,440 shares which Mr. Beesley has the right to acquire pursuant to currently exercisable stock options.

(4) The amount of shares beneficially owned by Mr. Wittmer consists of (i) 386 shares owned directly by Mr. Wittmer over which he has sole voting and dispositive powers; (ii) 20,000 shares held by Mr. Wittmer's wife with respect to which Mr. Wittmer shares voting and dispositive powers; and (iii) 1,207 shares which Mr. Wittmer has the right to acquire pursuant to stock options that are either currently exercisable or exercisable within 60 days.

(5) Robert Chambers Limited Partnership has sole voting and dispositive powers over the shares listed above. Robert Chambers, as a general partner of Robert Chambers Limited Partnership, is in a position to direct the voting and disposition of the shares listed above.

(6) The amount reported represents shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain of the group members' families or by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 7,645 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are either currently exercisable or exercisable within 60 days and an aggregate of 2,500 shares allocated to the ESOP accounts of the executive officers as of September 30, 2000. Amount does not include shares held by Mr. Beesley, the former Chief Executive Officer.


                       PROPOSAL I -- ELECTION OF DIRECTORS

         Our Board of Directors is currently composed of six members. Two of the Directors are elected annually to serve for three-year terms or until their respective successors are elected and qualified.

         The following table sets forth certain information regarding our Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting "For" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.



                                                                                           Term
                                         Position(s) Held with             Director         to
       Name               Age(1)         Home Building Bancorp             Since(2)       Expire
----------------------    ------   ----------------------------------------------------------------
                                             NOMINEES
John B. Graham              41     President, Chief Executive Officer        2000          2004
                                   and Director
C. Darrell Deem             43     Director                                  1991          2004


                                      DIRECTORS CONTINUING IN OFFICE

Blake L. Chambers           48     Director                                  1991          2002
Larry G. Wilson             58     Director                                  1991          2002
Gregory L. Haag             48     Chairman of the Board and Director        1991          2003
James E. Scheid             58     Director                                  1973          2003

-----------------
(1)      At September 30, 2000.
(2)      Includes service as a director of the Bank.

         The business experience of each director of Home Building Bancorp for at least the past five years is set forth below.

         John B. Graham. Mr. Graham was appointed President and Chief Executive Officer of Home Building Bancorp and Home Building Savings Bank in May 2000. Prior to joining Home Building, Mr. Graham was Vice President at Peoples National Bank of Washington, where he served in operations and in commercial lending since 1983. Mr. Graham graduated with a BSBA in Management from Xavier University in 1981 and earned his MBA from Xavier University Graduate School in 1983.

         C. Darrell Deem. Dr. Deem has practiced dentistry in the Washington, Indiana area since 1983. Dr. Deem initially began practicing dentistry with Carl
B. O'Connor D.D.S. Inc. In April 1993, Dr. Deem opened his own office in Washington, Indiana.

         Blake L. Chambers. Mr. Chambers is a partner in the law firm of Waller, Chambers & Hanson, a general practice firm located in Washington, Indiana. Mr. Chambers has been a member of the firm since 1978.

         Larry G. Wilson. For over 16 years Mr. Wilson has been the President of R.L. Wilson Family Farms, Inc., a farming operation, located in Montgomery, Indiana.

         Gregory L. Haag. Since 1977, Mr. Haag has been the owner and President of Haag Heating and Air Conditioning, Inc., located in Washington, Indiana.

         James E. Scheid. Since 1970, Mr. Scheid has owned and operated Scheid Farms, a farming operation, located in Washington, Indiana. He also serves as an outpatient supervisor and counselor for Good Samaritan Hospital in Vincennes, Indiana.

Meetings and Committees of the Boards of Directors

         Meetings and Committees of Home Building Bancorp. Meetings of Home Building Bancorp's Board of Directors are held on an as needed basis, but in no event less than quarterly. For the fiscal year ended September 30, 2000, the Board of Directors met 8 times. During fiscal 2000, no incumbent director of Home Building Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

         The Board of Directors of Home Building Bancorp has standing Audit, Compensation and Nominating Committees.

         The Audit Committee is responsible for the review of Home Building Bancorp's annual audit report prepared by Home Building Bancorp's independent auditors. The review includes a detailed discussion with the independent auditors and recommendation to the full Board concerning any action to be taken regarding the audit. Directors Wilson, Haag and Deem served on this Committee. During fiscal 2000, the Audit Committee did not meet. For additional information regarding the audit committee, see "Audit Committee Matters" below.

         The Compensation Committee is currently composed of Director Scheid and Deem. This Committee is responsible for administering the Home Building Bancorp's 1995 Stock Option and Incentive Plan and the Recognition and Retention Plan. This Committee met once during fiscal 2000.

         The entire Board of Directors acts as a Nominating Committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in our Bylaws. Pursuant to our Bylaws, nominations by shareholders must be made in writing to the Secretary of Home Building Bancorp and must be received at

Home Building Bancorp's principal executive office at least 30 days prior to the date of the annual meeting; however, in the event that less than 40 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, nominations by shareholders must be received not later than the close of business on the 10th day following the day on which such notice of the meeting was mailed or such public disclosure was first made.

         Meetings and Committees of Home Building Savings Bank. The Board of Directors generally meets monthly and held 15 meetings during the fiscal year ended September 30, 2000. During fiscal 2000, no incumbent director of the Home Building Savings Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The principal standing committees of Home Building Savings Bank are the Executive and Audit Committees. The Bank also has other committees which meet as needed to review various other functions.

         Home Building Savings Bank Executive Committee exercises the powers of the full Board of Directors between board meetings, except this committee does not have the authority of the Board to amend the charter or bylaws, adopt a plan of merger, consolidation, dissolution or provide for the disposition of all or substantially all of the property and assets of Home Building Savings Bank. The Executive Committee meets as needed to review loan applications, rates paid on savings and loans and other banking transactions. The Executive Committee consisted of President Graham and Directors Scheid and Haag. The committee requires the agreement of two of the three members to act on any matter. The Executive Committee met 12 times during fiscal 2000.

         The Audit Committee meets quarterly to review reports from the banks independent auditors. The Audit Committee also recommends the selection of Home Building Savings Bank independent accountants to the Board of Directors and meets with the accountants to discuss the scope and to review the results of the annual audit; however in recent years the whole Board (with the exception of President Graham) has been involved in this process. The Board members of this committee include Directors Wilson, Haag and Deem. This committee met 4 times during fiscal 2000.

Audit Committee Matters

         Audit Committee Report. The Audit Committee of the Board of Directors of Home Building Bancorp has issued the following report with respect to the audited financial statements of Home Building Bancorp for the fiscal year ended September 30, 2000:

         o The Audit Committee has reviewed and discussed with Home Building Bancorp's management Home Building Bancorp's fiscal 2000 audited financial statements;

         o The Audit Committee has discussed with Home Building Bancorp's independent auditors (Crowe Chizek and Company LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Home Building Bancorp and its related entities) and has discussed with the auditors their independence from Home Building Bancorp; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2000 audited financial statements be included in Home Building Bancorp's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2000.

Submitted by the Audit  Committee  of the Board of  Directors  of Home  Building
Bancorp:

                                 Larry G. Wilson
                                 Gregory L. Haag
                                 C. Darrell Deem

         Independence and Other Matters. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. Home Building Bancorp's Board of Directors has not adopted a written charter for the Audit Committee.

Director Compensation

         Directors of Home Building Bancorp do not receive compensation for their service on Home Building Bancorp's Board of Directors or any committees. During fiscal 2000, however, each member of Home Building Savings Bank Board of Directors received an annual fee of $2,500 per year. Each non-employee director was paid an additional $100 for each regular and special board meeting of Home Building Savings Bank attended. Non-employee directors of Home Building Savings Bank's Executive Committee received $75 for each committee meeting attended and members of Home Building Savings Bank's Audit Committee received a flat fee of $100 per quarter for their service on this committee. Director Chambers received an additional $400 per year for his service as Secretary to the Board of Directors of Home Building Savings Bank. During fiscal 2000 President Graham did not collect any fees as he is an employee of Home Building Savings Bank. Directors Emeriti, of which Home Building Savings Bank currently has four, are paid $75 per meeting attended.

Executive Compensation

         The following table sets forth information concerning the compensation paid by Home Building Bancorp to each person who served as Home Building Bancorp's Chief Executive Officer during fiscal 2000. No other officer received a salary and bonus in excess of $100,000 during fiscal 2000.


                                                     SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------------------

                                                                                       Long Term Compensation
                                                  Annual Compensation                          Awards
                                    -----------------------------------------------    ----------------------
                                                                       Other Annual    Restricted                     All Other
                                                                       Compensation      Stock        Options       Compensation
Name and Principal Position         Year   Salary($)(2)   Bonus ($)       ($)(3)         Award ($)        (#)             ($)
--------------------------------------------------------------------------------------------------------------------------------
John B. Graham, President,          2000     $26,128        $----          $----          $----          ----        $ 1,474(4)
Chief Executive Officer and         1999        ----         ----           ----           ----          ----              ----
Director(1)                         1998        ----         ----           ----           ----          ----              ----

Bruce A. Beesley,                   2000     $67,542       $2,709          $----          $----          ----          $6,693(5)
Former Chief Executive Officer      1999      63,750        2,709           ----           ----          ----            10,228
                                    1998      60,875        2,899           ----           ----          ----            11,792
--------------------------------------------------------------------------------------------------------------------------------

---------------

(1)      Mr. Graham was appointed  President and Chief Executive  Officer in May
         2000.

(2) Includes director fees of $2,500 per year. Mr. Graham's salary and director fees for fiscal 2000 were calculated based on his 4 months of employment.


(3) Neither Mr. Graham nor Mr. Beesley received personal benefits or perquisites which, in the aggregate, exceeded the lesser of $50,000 or 10% of his salary and bonus.

(4) Represents Home Building Savings Bank's payment of medical and life insurance premiums for 4 months at a rate of $368.43 per month.

(5) Represents Home Building Savings Bank's payment of medical and life insurance premiums for fiscal 2000.

         The following table sets forth information concerning the aggregate number and value of stock options held by Mr. Graham and Mr. Beesley at September 30, 2000. No stock appreciation rights have been granted by us to date.



                      AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR AND FY-END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------
                                                             Number of Securities                 Value of Unexercised
                                                             Underlying Unexercised                In-the-Money Options
                           Shares                            Options at FY-End (#)                    FY-End ($)(1)
                          Acquired                    --------------------------------      --------------------------------
                             on            Value
                          Exercise       Realized
         Name                (#)            ($)        Exercisable       Unexercisable      Exercisable       Unexercisable
----------------------------------------------------------------------------------------------------------------------------

    John B. Graham         ------         $------         ------            ------            $------            $------
   Bruce A. Beesley        ------         $------         6,440              1,610            $------            $------
----------------------------------------------------------------------------------------------------------------------------


(1) An option is in-the-money if the exercise price per share of the option is less than the market value per share of the shares underlying the option. Because, at September 30, 2000, the market value per share of the common stock of Home Building Bancorp was less than the exercise price per share of Mr. Beesley's options, such options were not in-the-money as of that date.

Severance Agreement

         On April 7, 2000, Home Building Bancorp and Home Building Savings Bank entered into a severance agreement with Bruce A. Beesley. Pursuant to the severance agreement, Home Building Savings Bank agreed to pay Mr. Beesley his salary until October 7, 2001 and to continue to provide him with health insurance benefits until April 30, 2001. In addition, Home Building Bancorp agreed to extend the time period available for Mr. Beesley to exercise his then-vested stock options until October 7, 2001. The severance agreement also provides that the options which had not yet vested as of the date of the severance agreement will vest immediately if there is a change of control of Home Building Bancorp. Home Building Bancorp also agreed that the 644 remaining shares of restricted stock granted to Mr. Beesley would vest immediately.

Certain Transactions

         We have followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. All loans to executive officers and directors were made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         Director Chambers is a Partner at the law firm of Waller, Chambers & Hanson which from time to time provides legal services to Home Building Savings Bank. The dollar amount of fees paid by the Bank to Waller, Chambers & Hanson was less than five percent of such law firm's gross revenues during fiscal 2000.

              PROPOSAL II - APPROVAL OF 2000 OMNIBUS INCENTIVE PLAN

         The Board of Directors of Home Building Bancorp has adopted the 2000 Omnibus Incentive Plan (the "Omnibus Plan"), subject to approval by the shareholders at the annual meeting. The purpose of the Omnibus Plan is to promote the long-term interests of Home Building Bancorp and its shareholders by attracting and retaining directors, advisory directors, officers and employees and motivating these persons to exert their best efforts on behalf of Home Building Bancorp and Home Building Savings Bank.

         A summary of the Omnibus Incentive Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Omnibus Plan, a copy of which is attached to this proxy statement as Appendix A.

General

         The Omnibus Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance awards. Each award will be on such terms and conditions, consistent with the Omnibus Plan, as the committee considering the Omnibus Plan may determine.

         Subject to adjustment in the event of certain changes in Home Building Bancorp's capitalization (such as stock dividends and stock splits), the maximum number of shares with respect to which awards may be made under the Omnibus Plan is 30,000 shares of the common stock of Home Building Bancorp. This amount represented approximately 9.05 percent of the shares issued and outstanding as of November 30, 2000. The Omnibus Incentive Plan also provides that no participant may be granted awards under the Plan for more than 5,000 shares during any calendar year.

Administration

         The Plan will be administered by a committee of two or more members of the Board of Directors of Home Building Bancorp (the "Committee"), each of whom, as required by the Omnibus Plan, is (i) an outside director as defined under
Section 162(m) of the Internal Revenue Code of 1986 and (ii) a Non-Employee Director as defined in the rules under Section 16(b) of the Securities Exchange Act of 1934.

Eligibility

         Any director, advisory director, officer or employee of Home Building Bancorp or its affiliates is eligible to participate in the Omnibus Plan.

Award Descriptions

         The Omnibus Plan authorizes the Committee to grant the following awards:

         Stock Options. The Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Internal Revenue Code of 1986 or stock options not intended to qualify as such ("Non-Qualified Stock Options"). Incentive Stock Options may be granted only to employees of Home Building Bancorp and its affiliates.

         The term of a Non-Qualified Stock Option granted under the Omnibus Plan may not exceed 15 years from the date of grant. The term of an Incentive Stock Option may not exceed ten years, and the term of an Incentive Stock Option granted to any individual owning stock possessing more than ten percent of the total combined voting power of all classes of stock of Home Building Bancorp and its affiliates a (a "Ten Percent Holder") may not exceed five years.

          The exercise price of each stock option is determined by the Committee, provided that (i) the exercise price for the purchase of shares subject to an Incentive Stock Option may not be less than 100% of the market value of the shares covered by the option on the date of grant and (ii) the exercise price of an Incentive Stock Option granted to a Ten Percent Holder may not be less than 110% of the market value of the shares covered by the option on the date of grant. The exercise price may be paid in cash, shares of common stock or a combination of both.

         Stock Appreciation Rights. The Committee is authorized to award SARs, each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the common stock or cash or a combination thereof, as the Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the common stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option.

         The Committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and (ii) an option related to a SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options (e.g., exercise price, term). SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

         Restricted Stock. The Committee may grant restricted stock, subject to such conditions as the Committee may impose. Except for any restrictions which may be imposed by the Committee, holders of restricted stock awarded under the Omnibus Plan will have all of the rights of a stockholders generally, including the right to receive dividends on and vote the shares. Unless otherwise permitted by the Committee, in its sole discretion, the participant may not sell, assign, transfer, pledge or otherwise encumber any of the shares of restricted stock awarded to him during the restricted period.

         Performance Awards. The Committee is authorized to grant performance-based awards which may be denominated in cash, common stock, other securities or other awards under the Omnibus Plan or other property. The specific performance goals for each performance award are at the discretion of the Committee.

Termination of Service

         Set forth below is a summary of the effects of termination of service to Home Building Bancorp or a corporate affiliate thereof of a participant to whom an award has been granted under the Omnibus Plan. The summaries below describe the general plan terms on termination of service, which may be modified by the Committee in its discretion in the applicable award agreement.

         Stock Options and SARs. In the event of a participant's termination of service to Home Building Bancorp or an affiliate thereof for any reason (including total and partial disability, but excluding retirement at age 65, death and termination of employment for cause), the participant may exercise an option or SAR theretofore granted to such participant within a period of three months from the date of termination of service in the case of an Incentive Stock Option or one year from the date of termination of service in the case of a Non-Qualified Stock Option or SAR (but in no event after the expiration date of the award). If a participant to whom an option or SAR was granted is terminated for cause, all rights under such option or SAR will expire immediately.

         In the event of termination of service due to retirement at age 65, a participant to whom an option or SAR is granted may exercise such award following termination of service for a period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non- Qualified Stock Option or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant to whom an option or SAR is granted, the person to whom the award is transferred may exercise such award within a period of two years following the death of the participant (but in no event after the expiration date of the award).

         Restricted Stock. In the event of termination of service of a participant to whom restricted stock is granted for any reason other than death, disability or retirement at age 65, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to Home Building Bancorp. In the event of termination of service of the person to whom restricted stock is granted due to death, disability or retirement at age 65, all shares subject to restrictions at time of termination will become free of such restrictions.

         Performance Awards. In the event of termination of service of a participant to whom a performance award is granted, the rights of such participant will be governed by the terms of the Omnibus Plan and the applicable award agreement.

Transferability of Awards

         An Incentive Stock Option awarded under the Omnibus Plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of inheritance. An award other than an Incentive Stock Option may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

Effect of Merger And Other Adjustments

         In the event of a merger or other business combination of Home Building Bancorp in which Home Building Bancorp is not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the option or SAR, multiplied by the number of shares of common stock with respect to which the option or SAR is exercised.

         Upon a change in control of Home Building Bancorp, unless otherwise provided by the Committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding awards will immediately lapse and all such awards will become fully vested. A "change in control" will be deemed to occur if: (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of Home Building Bancorp with respect to which 25% or more of the total number of votes for the election of the Board of Directors of Home Building Bancorp may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of Home Building Bancorp shall cease to constitute a majority of the Board of Directors of Home Building Bancorp, or (iii) the shareholders of Home Building Bancorp shall approve an agreement providing either for a transaction in which Home Building Bancorp will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of Home Building Bancorp.

         Shares as to which awards may be granted under the Omnibus Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of Home Building Bancorp.

Amendment And Termination

         The Board of Directors of Home Building Bancorp may at any time amend, alter, suspend, discontinue or terminate the Omnibus Plan, except that any such action will be subject to the approval of Home Building Bancorp's shareholders if such approval is required by applicable laws or regulations or by the rules of any stock exchange or quotation system on which the shares of common stock may be listed or quoted, or if the Board of Directors of Home Building Bancorp in its discretion determines to seek shareholder approval.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Omnibus Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle Home Building Bancorp to a deduction at the time of such grant. However, the grant of an award of cash or property other than a stock option, SAR or restricted stock (except as provided below) will generally result in the recognition of ordinary income by the participant and entitle Home Building Bancorp to a corresponding deduction at the time of grant.

(2) Neither the grant nor the exercise of an incentive stock option granted under the Omnibus Plan will itself result in any federal tax consequences to either the optionee or Home Building Bancorp. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price will be taxed as ordinary income and Home Building will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the fair market value at the time of exercise will qualify as long-term capital gain if the shares are sold more than one year after the option is exercised. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame within which an incentive stock option may be exercised following termination of employment is extended to one year if the termination results from the death or disability of the optionee.

(3) Under current federal tax law, the grant of a non-qualified stock option under the Omnibus Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Home Building Bancorp. Upon the exercise of the non-qualified stock option, the excess of the market value of the shares acquired over their cost (i.e., the exercise price) is taxable to the optionee as ordinary income and is generally deductible by Home Building. The optionee's tax basis for the shares is the market value of the shares at the time of exercise. Upon the sale of the shares, any appreciation in value of the shares from the time of exercise will be recognized by the optionee as a capital gain; this capital gain will be a short-term capital gain (and taxed at ordinary income rates) if the shares are sold within one year after the exercise and a long-term capital gain if the shares are sold more than one year after exercise.

(4) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. Home Building Bancorp will be entitled to a corresponding deduction.

(5) Holders of restricted stock will recognize ordinary income on the date that the restricted stock is no longer subject to a substantial risk of forfeiture (i.e., when the shares vest), in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for Home Building Bancorp.

Awards under the Omnibus Incentive Plan

         Subject to shareholder approval of the Omnibus Plan at the annual meeting, Home Building Bancorp awarded John Graham an option to purchase, pursuant to the Omnibus Plan, 8,000 shares of the common stock of Home Building Bancorp at the exercise price of $16.75 per share. Subject to the terms and conditions of the Omnibus Plan, the option will vest in five equal parts (20% per year) starting on May 22, 2001 and continuing through May 22, 2005, and will be exercisable during the period commencing upon vesting and ending on October 17, 2010.

         Upon shareholder approval of the Omnibus Plan, it is also the intention of the Board of Directors of Home Building Bancorp to award Mr. Graham 500 shares of the common stock of Home Building Bancorp, which will fully vest immediately upon grant. Other than the incentive stock option and the 500 shares of common stock to be awarded upon shareholder approval of the Omnibus Plan, no other awards have been made under the Omnibus Plan. On November 29, 2000, the closing price for the common stock as reported on the OTC Bulletin Board was $10.50 per share.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2000 OMNIBUS INCENTIVE PLAN.


     PROPOSAL III - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         On February 21, 2000, Home Building Bancorp engaged Crowe Chizek and Company LLP as Home Building's principal accountant to audit Home Building Bancorp's financial statements. The Board of Directors of Home Building Bancorp has appointed Crowe Chizek and Company LLP to be Home Building Bancorp's independent auditors for the fiscal year ending September 30, 2001, subject to the ratification by Home Building Bancorp's shareholders at the annual meeting. A representative of Crowe Chizek and Company LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLP AS HOME BUILDING BANCORP'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2001.

         During Home Building Bancorp's fiscal years ended September 30, 1999 and 1998 and the subsequent interim period from October 1, 1999 through January 24, 2000, there were no disagreements between Home Building Bancorp and Kemper CPA Group LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kemper CPA Group LLC would have caused it to make reference to the subject matter of the disagreement in its report.

         In a letter received by Home Building Bancorp on January 21, 2000, Kemper CPA Group LLC, the principal accountant for Home Building Bancorp, resigned effective January 24, 2000. In its resignation letter and in a subsequent written communication to Home Building Bancorp, Kemper CPA Group LLC stated that it is unable to rely on the representations of Home Building Bancorp's management regarding internal controls and procedures for adequate segregation of duties with respect to loan originations and renewals, and that Home Building Bancorp's management had failed to implement the recommendations of Kemper CPA Group LLC regarding such internal controls. Home Building Bancorp understood Kemper CPA Group LLC's recommendations to only encompass certain classes of loans. Thus, Home Building Bancorp believes that, by placing internal controls on certain accounts within that audit area, Home Building Bancorp fully implemented the recommendations made by Kemper CPA Group LLC. The recommendations of Kemper CPA Group LLC were not omitted due to an unwillingness on the part of Home Building Bancorp to fully implement them. Kemper CPA Group LLC believes that its inquiries of Home Building Bancorp's management and management's responses to those inquiries were not specific to or exclusive of a certain class of loans. Thus, Kemper CPA Group LLC is of the opinion that the internal controls which Kemper CPA Group LLC believed to be in place within that audit area, had not been performed by Home Building Bancorp. The Board of Directors of Home Building Bancorp has discussed the matter with Kemper CPA Group LLC, and has authorized Kemper CPA Group LLC to respond fully to the inquiries of the successor accountant, Crowe Chizek and Company LLP, concerning these events. The decision to change accountants was approved by the Board of Directors of Home Building Bancorp.

         The audit report of Kemper CPA Group LLC on Home Building Bancorp's consolidated financial statements as of and for the years ended September 30, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such annual meeting must be received at our principal executive office, located at 200 East Van Trees Street, Washington, Indiana 47501, no later than August 13, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether or not included in the proxy materials), Home Building Bancorp's certificate of incorporation and bylaws and Indiana law.

         With respect to any shareholder proposal to take action at next year's annual meeting that is not submitted for inclusion in the proxy materials, the persons named in the form of proxy sent by Home Building Bancorp to its shareholders intend to exercise their discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at the principal executive office of Home Building Bancorp by the Deadline as defined below. In addition to the provision of the proxy rules regarding discretionary voting authority described in the preceding sentence, Home Building Bancorp's Bylaws provide that if notice of a shareholder proposal to take action at the next annual meeting is not received at the principal executive office of Home Building Bancorp by the Deadline, such proposal will not be recognized as a matter proper for submission to Home Building Bancorp's shareholders and will not be eligible for presentation at such meeting. The "Deadline" means the date that is 30 days prior to the date of the next annual meeting; however, in the event that less than 40 days' notice or prior public disclosure of the date of the next annual meeting is given or made to shareholders, the "Deadline" means the close of business on the 10th day following the day on which such notice of the meeting was mailed or such public disclosure was first made.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.



                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ John B. Graham
                                         -------------------
                                         JOHN B. GRAHAM
                                         President and Chief Executive Officer


Washington, Indiana
December 11, 2000

                                   APPENDIX A

                             Home Building Bancorp's
                           2000 Omnibus Incentive Plan

                                   Appendix A

                           HOME BUILDING BANCORP, INC.

                           2000 OMNIBUS INCENTIVE PLAN

          1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

          2. Definitions. The following definitions are applicable to the Plan:


          "Affiliate"   --  means  any  "parent   corporation"   or  "subsidiary
corporation" of the Company as such terms are defined in Section 424(e) and (f), respectively, of the Code.

          "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

          "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

          "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

          "Committee" -- means the Committee referred to in Section 3 hereof.

          "Company" -- means Home Building Bancorp, Inc. and any successor thereto.

          "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

          "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

          "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

          "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

          "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

          "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

          "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

          "Performance Award" -- means an Award granted pursuant to Section 5(d) herein.

                                       A1

          "Plan" -- means this 2000 Omnibus Incentive Plan of the Company.

          "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

          "Restricted Stock" -- means Shares awarded to a Participant pursuant to Section 5(c) hereof.

          "Retirement" -- means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

          "Shares" -- means the shares of common stock of the Company.

          "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

          "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

          "Termination of Service" - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

          3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

          A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

          4.      Shares Subject to Plan.

                  (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 30,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

                  (b) During any calendar  year, no  Participant  may be granted
Awards under the Plan of more than 5,000 Shares, subject to adjustment as provided in Section 7.

          5.      Awards.

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:


                                       A2

                           (i) Exercise Price.  The exercise price per Share for
                  an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

                           (ii) Option  Term.  The term of each Option  shall be
                  fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

                           (iii) Time and Method of Exercise. Except as provided
                  in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either
                  (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                           (iv) Option Agreements. At the time of an Award of an
                  Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Limitations on Value of Exercisable Incentive Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

                           (vi) Eligible  Recipients of Incentive Stock Options.
                  Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

                           (vii) Incentive Stock Options must be granted no later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) General.  A Stock  Appreciation Right shall, upon
                  its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

                           (ii) Related Options.  A Stock Appreciation Right may
                  be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

                                       A3

                           (iii) Exercise Price and Term. The exercise price and
                  term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

                           (iv) Stock Appreciation Right Agreements. At the time
                  of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (v) Time and Method of  Exercise.  Except as provided
                  in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained
                  Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                           (i) Restrictions. Shares of Restricted Stock shall be
                  subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

                           (ii) Restricted Stock  Agreements.  At the time of an
                  Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

                           (iii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                           "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 2000 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, 200 East VanTrees Street, Washington, Indiana 47501."

                           (iv) Removal of Restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

                  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods

                                       A4
as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

          6.      Termination of Service.


                  (a)      Options and Stock Appreciation Rights.

                           (i) If a  Participant  to whom  an  Option  or  Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                           (ii) If a  Participant  to whom an  Option  or  Stock
                  Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

                           (iii) In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and
                  (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death.
                  Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

                           (iv)  Notwithstanding the provisions of subparagraphs
                  (i) through (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

                  (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.


                                       A5

                  (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

          7. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

          8. Effect of Merger on Options and Stock Appreciation Rights. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

          9. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

          10. Assignments and Transfers. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         11. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

         12. Delivery and Registration of Stock. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.


                                       A6

         13. Withholding Tax. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

         14.      Amendment or Termination.

                  (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

                  (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

         15. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.


                                       A7

[ X ]  PLEASE MARK VOTES
       AS IN THIS EXAMPLE


                                 REVOCABLE PROXY
                           HOME BUILDING BANCORP, INC.


                         ANNUAL MEETING OF SHAREHOLDERS
                                January 15, 2001

         The undersigned hereby appoints the members of the Board of Directors of Home Building Bancorp, Inc., and its survivors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting of shareholders, to be held on Monday, January 15, 2001 at the main office of Home Building Bancorp, Inc., located at 200 East Van Trees Street, Washington, Indiana at 10:30 a.m. local time, and at any and all adjournments and postponements thereof, as follows:





1.    The election of John B. Graham and
      C. Darrell Deem as directors for terms to expire in the year 2004.

                                               FOR ALL
      FOR                 WITHHOLD              EXCEPT

      |_|                   |_|                  |_|

      Instructions: To vote for both nominees, mark "FOR." To withhold authority to vote for both nominees, mark "Withhold." To withhold authority to vote for one nominee, but not both, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2.    The approval of Home Building Bancorp's
      2000 Omnibus Incentive Plan

      FOR                 AGAINST              ABSTAIN

      |_|                   |_|                  |_|


3.    The ratification of the appointment of
      Crowe Chizek and Company LLP as
      independent  auditors for Home Building
      Bancorp for the fiscal year
      ending September 30, 2001.

      FOR                 AGAINST              ABSTAIN

      |_|                   |_|                  |_|



  The Board of Directors recommends a vote "FOR" each of the listed proposals.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy, if properly executed, will be voted FOR each of the proposals set forth herein. In their discretion, the proxies are authorized to vote on any other business that may properly come before the annual meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the meeting.



                         Please be sure to sign and date
                          this Proxy in the box below.


                      ------------------------------------
                                      Date


                      ------------------------------------
                             Stockhoders sign above


                      ------------------------------------
                          Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.


                           HOME BUILDING BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         This proxy may be revoked at any time before it is voted by delivering to the Secretary of Home Building Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Home Building Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. Any written notice revoking this proxy should be delivered to Debra K. Shields, Secretary of Home Building Bancorp, at 200 East Van Trees Street, Washington, Indiana 47501. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned shareholder acknowledges receipt from Home Building Bancorp, prior to the execution of this Proxy, of the Notice of the Annual Meeting, a Proxy Statement dated December 11, 2000 and Home Building Bancorp's Annual Report to Shareholders for the fiscal year ended September 30, 2000.


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE

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